SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 24, 2005

Date of Report (Date of earliest event reported)

PHYTOMEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-28790

(Commission File Number)

87-0429962B

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(800) 611-3388

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On October 24, 2005, PhytoMedical Technologies, Inc. issued a news release to acknowledge the ongoing efforts of Professor George A. Kraus and Dr. Yi Yuan, part of PhytoMedical’s growing team of collaborating scientists developing a new compound for type-2 diabetes.  This news release, dated October 24, 2005, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 99.1 – Press Release dated October 24, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYTOMEDICAL TECHNOLOGIES, INC.

/s/ Harmel S. Rayat

Harmel S. Rayat

President and CEO

Date: October 27, 2005

 EXHIBIT 99.1

Dr. George Kraus, a Sloan Research Fellow,  Part of PhytoMedical’s Growing Group of Collaborating Scientists Developing New Type 2 Diabetes Compound.

Among many achievements, Dr. Kraus has directly trained over 50 Master’s level and PhD graduates, including one who is widely acknowledged for the discovery of Lipitor®

Vancouver, BC – October 24, 2005 – PhytoMedical Technologies, Inc. (OTCBB: PYTO) (FWB: ET6), an early stage research based biopharmaceutical company focused on the identification, development, and eventual commercialization of innovative plant derived pharmaceutical and nutraceutical compounds, is pleased to acknowledge the ongoing efforts of Professor George A. Kraus and Dr. Yi Yuan, part of PhytoMedical’s growing team of collaborating scientists developing a new compound for type-2 diabetes.

Diabetes, which results from the body’s inability to produce enough insulin or use it efficiently, affects 18.2 million people in the United States, or 6.3% of the population (American Diabetes Association). The Centers for Disease Control and Prevention expects this number to rise to over 30 million by 2030. Generally regarded as the leading cause of end-stage renal disease, blindness and lower limb amputations, diabetes now costs the health care system over $132 billion each year – nearly one out of every ten health care dollars spent in the United States.

“In people with type-2 diabetes, either the pancreas doesn't make enough insulin or the body is unable to use it correctly. Without sufficient insulin, a hormone that helps the body use glucose (sugar) for energy, glucose accumulates in the blood and urine, effectively starving the cells of the body and resulting in a condition known as diabetes,” states Mr. Harmel S. Rayat, President of PhytoMedical Technologies. “Our new compounds have been found to increase insulin sensitivity by activating key enzymes that stimulate insulin receptors while inhibiting those enzymes that deactivate them, basically resulting in insulin being more efficiently used by the body. In fact, in lab tests, we were able to increase sugar metabolism by a factor of twenty.”

Through a three-way Cooperative Research and Development Agreement with the USDA's Agricultural Research Service and Iowa State University, PhytoMedical’s team of collaborating scientists is working to synthesize several polyphenolic compounds originally isolated and characterized from cinnamon bark which increase sugar metabolism by a factor of 20 in test tube assays using fat cells.

Further evidence of the efficacy these compounds has been presented in a study published in Diabetes Care, a journal of the American Diabetes Association, on 60 people with type-2 diabetes who ingested small amounts of cinnamon daily. This study showed that as little as one gram of cinnamon per day - one-fourth of a teaspoon twice a day - can lower blood sugar by an average of 18 to 29 percent, triglycerides (fatty acids in the blood) by 23 to 30 percent, LDL (or "bad") cholesterol by 7 to 27 percent and total cholesterol by 12 to 26 percent. Changes in HDL ("good") cholesterol were not significant. Amazingly, the study found that the beneficial effects of cinnamon lasted for at least 20 days after people stopped taking it.

Professor George A. Kraus

Leading PhytoMedical’s efforts to synthesize new, cinnamon-derived compounds is Dr. George A. Kraus, a widely published and acclaimed Professor of Chemistry at Iowa State University. Among his many achievements, Dr. Kraus has directly trained over 50 Master’s level and PhD graduates, including one who is widely acknowledged for the discovery of Lipitor®, a cholesterol lowering drug ranked as the world’s top selling medicine.  Last year, Lipitor® accounted for nearly 70 million prescriptions in the United States alone, generating sales worth $11.07 billion.

Dr. George Kraus received a B.S. degree in chemistry from the University of Rochester in 1972, and earned his PhD degree in chemistry from Columbia University in 1976.  Immediately thereafter, Dr. Kraus undertook research efforts at Iowa State University (Ames, Iowa), where he is now tenured as a University Professor of Chemistry.  Additionally, at the Ames Laboratory, Dr. George Kraus serves as the Assistant Director of Bio-Related Initiatives, and is also the Director of the IPRT Center for Catalysis and the Biorenewable Resources Consortium.

Among his areas of research interest, Dr. Kraus has applied his expertise to the development of new synthetic methods and their application to the synthesis of biologically active natural products; his key research areas include the chemistry of botanicals, and the chemistry of bio-based products.

With over 250 publications in refereed journals, Dr. George Kraus is also distinguished as a Sloan Research Fellow, an honor unique to those who have been identified and credited by the Alfred P. Sloan Foundation as research scientists who “…show the most outstanding promise of making fundamental contributions to new knowledge.”

Among his numerous career honors, Dr. Kraus has received: the American Soybean Association Production Research Award in 1998; the College of Liberal Arts and Sciences Award for Excellence in Research/Artistic Creativity in 2001; the Iowa State University Extension Team Achievement Award in 2002; the ISU Regents Faculty Excellence Award in 2004; and, the Distinguished Service Award from the Federated Laboratory Consortium in 2005.

Dr. George Kraus is a member of several, distinguished national and international research societies, including: the American Chemical Society, ACS Division of Organic Chemistry, ACS Division of Medicinal Chemistry, and the International Society for Antiviral Research.

“This has been a fascinating and challenging research problem,” comments Dr. Kraus.  “The molecules we are synthesizing are complex, yet we need to devise direct synthetic routes.  I am indebted to Dr. Yi Yuan for his tenacity, his outstanding experimental skills and his many contributions to the project.  He has been a pleasure to work with.”

Dr. Yi Yuan

Working under the auspices of Dr. George Kraus to synthesize new, cinnamon-derived compounds is Dr. Yi Yuan, an expert in natural products chemistry and associated sciences.

Dr. Yuan received his BS degree in Chemistry in 1994, subsequently studying natural organic chemistry and obtaining a Masters of Science degree in 1997.

Specializing in selective organic synthesis and bioorganic chemistry, Dr. Yuan continued his graduate studies, and in 2000 earned a PhD in chemistry from Sichuan University (SCU), home to over 600,000 animal and organic plant specimens and a globally-reputed research center credited with publishing more than 3,000 scientific papers annually and generating over 100 invention-oriented patents per year.

During his graduate work at SCU, Dr. Yi Yuan commenced studies to investigate the chemical components of several Chinese herbs, traditionally dispensed for medicinal and therapeutic applications, including:

-  Thymus quinquecostatus, recognized for its antiseptic and antifungal qualities;

-  Penthorum, a perennial herb believed to reduce acute inflammation of mucous membranes and used for the treatment of intestinal dyspepsia and other forms of atonic indigestion;

-  Lysimachia, a genus of flowering plants known for its hemostatic activity, or the ability to stop bleeding by assisting with coagulation and purification of blood;

-  Girardinia, a naturally occurring weed which yields histamine, a chemical involved in signaling for immune and allergic reactions; and,

-  Shikonin, a major component of the herbal medicine ‘Zicao’, identified by research scientists at NCI (National Cancer Institute, US National Institutes of Health) for its biological activity, including inhibition of human immunodeficiency virus (HIV) type 1 (HIV-1), and credited by Japanese researchers for its insulin-like qualities and ability to stimulate glucose uptake.

Among his research accomplishments, Dr. Yuan successfully synthesized numerous novel imidazole functionalized ligands and cyclophanes, and undertook comprehensive investigation of their molecular recognition activities.

Upon completion of his work at SCU, Dr. Yi Yuan initiated postdoctoral training at the University of Rouen’s, Research Institute of Fine Organic Chemistry (IRCOF) in France.  In joint research supported by the National Center for Scientific Research (CNRS), Dr. Yuan studied the asymmetric induction of chiral organolithium amides using multinuclear NMR and other advanced analysis techniques.

Subsequently, Dr. Yi Yuan commenced his study of asymmetric cyclopropanation and epoxidation of unfunctionalized olefins at Colorado State University, notably ranked among America’s top national universities for academic achievement, quality of education, and value by U.S. News and World Report (2006), Kiplinger’s, and the Princeton Review.

Today, credited with numerous publications in the prestigious Journal of the American Chemical Society, Tetrahedron, Synlett, and others, Dr. Yuan maintains major research interests in the synthesis of bioactive compounds, asymmetric catalysis and natural products chemistry.  Working under the guidance of Dr. George A. Kraus at Iowa State University, Dr. Yi Yuan continues his active research into the synthesis of complex molecules and biologically interesting polyphenols.

ABOUT PHYTOMEDICAL TECHNOLOGIES, INC.

PhytoMedical Technologies, Inc. (OTCBB: PYTO; Frankfurt Stock Exchange: ET6), together with its wholly owned subsidiaries, is an early stage research based biopharmaceutical company focused on the identification, acquisition, development and eventual commercialization of innovative plant derived pharmaceutical and nutraceutical compounds targeting cachexia, obesity and diabetes.

An estimated 300 new drugs of world-wide importance, worth over $150 billion, still remain to be discovered amongst the 250,000 species of higher plants found on earth, of which less than 15% have been investigated for bioactive compounds. Presently, twenty of the best selling drugs come from natural sources and 25% of all prescription drugs contain active compounds originally derived from or patterned after compounds derived from plants.

BDC-03 Successful in Increasing Lean Muscle Mass and Reducing Body Fat Percentage

Named BDC-03, PhytoMedical’s first plant derived compound has pharmacologically active elements that have been successful in reducing body fat percentage, increasing lean muscle mass and lowering cholesterol in studies of growing animals.

For obese or overweight individuals, BDC-03’s potential capacity to decrease the deposition of fat and lower cholesterol would be a vitally important therapeutic outcome. However, its prospective ability to induce overall weight gain in the form of lean muscle mass may well be the difference between life and death for individuals suffering from cachexia.

Cachexia, which is characterized by dramatic weight loss, not only of fatty tissue, but also muscle tissue and bone, is among the most devastating and life-threatening aspects of AIDS and cancer. Once the body loses 30% of its lean muscle mass, major organs are affected, resulting in death.

Sadly, cachexia afflicts 25% of all AIDS patients and upwards of 90% of all advanced cancer patients. In fact, half of all cancer related deaths are a result of cachexia, not the cancer itself.

Polyphenolic Compounds Increase Sugar Metabolism by a Factor of 20

Diabetes, which results from the body’s inability to produce enough insulin or use it efficiently, affects 18.2 million people in the United States, or 6.3% of the population (American Diabetes Association).  The Centers for Disease Control and Prevention expects this number to rise to over 30 million by 2030. As the leading cause of end-stage renal disease, blindness and lower limb amputations, diabetes now costs the health care system over $132 billion each year – nearly one out of every ten health care dollars spent in the United States.

While the causes of diabetes are not entirely clear, it is known that diet plays a key role in the prevention and cure of diabetes.  In fact, research studies have shown that aqueous extracts of the most commonly consumed spice, cinnamon, improves the action of insulin and helps to control risk factors associated with diabetes including, glucose, insulin, cholesterol, triglycerides and related variables.

A study published in Diabetes Care, a journal of the American Diabetes Association, showed that as little as one gram a day of cinnamon – one-fourth of a teaspoon twice a day – can lower blood sugar by an average of 18 to 29 percent, triglycerides (fatty acids in the blood) by 23 to 30 percent, LDL (or “bad”) cholesterol by 7 to 27 percent and total cholesterol by 12 to 26 percent. Changes in HDL (“good”) cholesterol were not significant. Amazingly, the study found that the beneficial effects of cinnamon lasted for at least 20 days after people stopped taking it.

Through a Cooperative Research and Development Agreement, PhytoMedical is working towards synthesizing the active components found in cinnamon and characterizing their beneficial health effects in cell cultures systems, animals and ultimately humans.

At present, the Company does not currently have commercial products intended to diagnose, treat, cure or prevent any disease. The statements contained in this press release regarding our ongoing research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration.

For additional information, please visit www.PhytoMedical.com

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. We currently have no commercial products intended to diagnose, treat, prevent or cure any disease. The statements contained in this press release regarding our on going research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration. There can be no assurance that further research and development, and /or whether clinical trial results, if any, will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that PhytoMedical will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Contact:

PhytoMedical Technologies, Inc.

Ms. Karley L. Smith, Shareholder Communications

Phone: (800) 611-3388

Web Site: www.PhytoMedical.com